UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A

                                     CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): NOVEMBER 30, 2004

                                    CALBATECH, INC.
               (Exact name of Company as specified in its charter)


                 (Name of Small Business issuer in its charter)

      Nevada                            000-33039               86-0932112
(State or other jurisdiction of   (Commission file No.)      (IRS Employer
incorporation or organization)                             Identification No.)


                 15375 Barranca Parkway, I-101 Irvine, CA 92618
          (Address of principal executive offices including zip code)

                                 (949) 450-9910
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     As previously reported on Form 8-K filed on December 7, 2004, and amended by this Current Report on Form 8-K/A filed on June 28, 2005, Calbatech, Inc., a Nevada corporation, announced that it acquired K-D Medical, Inc., a Maryland corporation as of the date of November 30, 2004.

ITEM 2.01        COMPLETION OF ACQUISITON OF ASSETS

     As previously reported on Form 8-K filed on December 7,. 2004, and amended by this Current Report on Form 8-K/A filed on June 28, 2005, Calbatech, Inc., a Nevada corporation, announced that it acquired K-D Medical, Inc., a Maryland corporation as of the date of November 30, 2004.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     This Form 8/K-A, filed on June 28, 2005, amends the Currents Report on Form 8-K filed on December 7, 2004, to provide the information requested by 9.01 (a)
 - Financial Statements of Businesses.

     This Form 8-K/A, filed on June 28, 2005, amends the Current Report on Form 8-K filed on December 7, 2004, to provide the information requested by Item 9.01(a) - Financial Statements of Businesses.

Report of  Independent Auditors

Combined Balance Sheet - Year ended December 31, 2003 and through
November 19, 2004

Combined Statement of Income and Retained Earnings - Year Ended
December 31, 2003 and through November 19, 2004

Combined Statement of Cash Flows - Year Ended December 31, 2003 and through November 19, 2004

Notes to Combined Financial Statements

                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 28, 2005                   CalbaTech, Inc.

                                       /s/ James DeOlden
                                       James DeOlden, Chief Executive Officer


                              De Joya Griffith & Company
                       Certified Public Accountants & Consultants
                             2425 W. Horizon Ridge Parkway
                               Henderson, Nevada 89052


         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have audited the balance sheet of KD-Medical, Inc., as of November 19, 2004 and December 31, 2003, and the related statement of operations, stockholders' equity, and cash flows for the period from January 1, 2004 through November 19, 2004 and for year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KD-Medical, Inc. as of November 19, 2004 and December 31, 2003, and the related statement of operations, stockholders' equity, and cash flows for the period from January 1, 2004 through November 19, 2004 and for year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note J to the financial statements, the Company has suffered recurring losses from operations and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note J. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/De Joya Griffith& Company
June 23, 2005

             Telephone (702) 563-1600  -  Facsimile (702) 920-8049


                                    KD MEDICAL, INC
                                    BALANCE SHEETS
                        November 19, 2004 and December 31, 2003
                                         Audited

                                               November 19,        December 31,
                                                   2004               2003

ASSETS

Current Assets:
  Cash                                         $     6,560         $      421
  Accounts Receivable-net of
allowance for doubt accounts of
$39,717 and $38,272 for November
19, 2004 and December 31, 2003,
respectively                                        99,094             77,743
  Inventory                                        114,330            189,361
  Prepaid Expenses                                  21,164             23,204
        Total Current Assets:                      241,148            290,729

Fixed Assets-net of accumulated
depreciation of $216,277 and
185,030 for November 19, 2004
and December 31, 2003, respectively                 55,129             86,376
                                                   296,277            377,105

                 LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued  expenses            65,700             52,220
  Judgment liability (Note D)                      523,215            480,557
  Notes payable (Note C)                           421,000            451,000
  Notes payable - related parties (Note F)               -            127,471

    Total Current Liabilities:                   1,009,915          1,111,248

DEFICIENCY IN STOCKHOLDERS' EQUITY

Common Stock, par value $0.01 per
share; 100,000 authorized,
issued and outstanding as of
November 19, 2004 and December
31, 2003 respectively                                1,000             1,000
Additional paid in capital                         196,014            68,542
Accumulated Deficit                               (910,652)         (803,685)
    Total Deficiency in Stockholders' Equity      (713,638)         (734,143)

                                                   296,277           377,105


                                KD MEDICAL, INC
                               STATEMENTS OF LOSS
               For The Period Ended November 19, 2004 And The Year
                              Ended December 31, 2003
                                      Audited



                                               Period from January 1, 2004
                                                        through
                                                   November 19, 2004         Year Ended December 31, 2003
REVENUES:
  Net Sales                                           $    960,194                  $     1,197,527
  Cost of sales                                           (349,870)                        (516,921)
  Gross Profit                                             610,324                          680,606

OPERATING EXPENSES
  Selling and administrative                               630,163                          746,089
 Depreciation                                               31,247                           41,244
  Total Operating Expenses                                 661,410                          787,333

LOSS FROM OPERATIONS                                       (51,086)                        (106,727)

  Other Income:
  Interest (expense), net                                  (55,881)                         (52,574)

NET LOSS                                                  (106,967)                        (159,301)

Net income (loss) per common share (basic and
assuming dilution)                                           (1.07)                           (1.59)

Weighted average common shares outstanding                 100,000                          100,000



                                     KD MEDICAL, INC.
                    STATEMENT OF DEFICIENCY IN SHAREHOLDER EQUITY
    For The Period Ended November 19, 2004 And The Year Ended December 31, 2003
                                           Audited


                                                            Additional
                                  Common       Stock         Paid in        Accumulated
                                  Shares       Amount        Capital          Deficit        Total
Balance at December 31, 2002:      100,000     $   1,000    $   68,542      $   (644,384)    $   (574,842)

Net Loss                                 -             -             -          (159,301)        (159,301)

Balance at December 31, 2003:      100,000         1,000        68,542          (803,685)        (734,143)

Debt forgiveness by shareholder          -             -       127,472                 -          127,472

Net Loss                                 -             -             -          (106,967)        (106,967)

Balance at November 19, 2004:      100,000         1,000       196,014          (910,652)        (713,638)





                             KD MEDICAL, INC
                           STATEMENTS OF CASH FLOWS
For The Period Ended November 19, 2004 And The Year Ended December 31, 2003
                                      Audited



                                               Period from January 1, 2004
                                                        through
                                                   November 19, 2004         Year Ended December 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                             $   (106,967)                  $    (159,301)
Adjustments to reconcile net loss to
net cash used in operating activities:
Adjustments for depreciation                               31,247                          41,244
(Increase) decrease in:
Accounts receivable                                       (21,351)                          3,291
Inventory                                                  75,031                          95,510
Prepaid expenses                                            2,040                          (2,500)
Increase (decrease) in:
Accounts payable and accrued expenses                      13,481                             (25)
Net cash used in operating activities                      (6,519)                        (21,781)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets                                        -                         (20,737)
Net cash used in investing activities                           -                         (20,737)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from (to) shareholder                                  -                          28,093
Borrowing (Payments) on notes payable-net                  12,658                          10,896
Net cash provided by financing activities                  12,658                          38,989

Net increase (decrease) in cash and cash equivalents:       6,139                          (3,529)
 Cash and cash equivalents at beginning of period             421                           3,950
 Cash and cash equivalents at end of period                 6,560                             421

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for interest                 13,308                          15,862



                                  KD MEDICAL, INC
                            NOTES TO FINANCIAL STATEMENTS
                       NOVEMBER 19, 2004 AND DECEMBER 31, 2003

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation

KD Medical, Inc. ("Company") was organized on January 26, 1996 under the laws of the state of Maryland. The Company is focused as a manufacturer of microbiological culture media and other research reagents. The products are used in genetic engineering, drug discovery, molecular biology labs and biopharmaceutical production.

Revenue Recognition

For revenue from product sales, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, REVENUE RECOGNITION ("SAB104"), which superceded Staff Accounting Bulletin No. 101, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB104"). SAB 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectbility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Use of Estimates

The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For the purpose of the accompanying financial statements, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

Inventories

Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method. Inventories consist of products available for sale to distributors and customers.

Components of inventories as of November 19, 2004 and December 31, 2003 are as follows:

                                              November 19,      December 31,
                                                  2004             2003

Raw Materials                                 $  69,214         $ 108,816
Finished Goods                                   45,116            80,545

                                              $ 114,330         $ 189,361

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation and amortization are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property
and  equipment  are  recorded  at  cost  and  depreciated   using
the straight-line method over their estimated useful lives as follows:

Furniture and fixtures                              5 years
Equipment                                      3 to 8 years
Computer equipment                                  3 years

Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company, with the consent of its stockholders, has elected to have its income taxed as an S-Corporation under sections of the federal and state income tax laws which provide that, in lieu of corporate income taxes, the shareholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for federal and state income taxes is presented in the financial statements.

The Company has adopted Financial Accounting Standards No. 109 ("SFAS 109") which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and the tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

Research and Development

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs". Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred no expenditures for research and product development for the period from January 1, 2004 through November 19, 2004 and year ended December 31, 2003.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company charged to operations $8,476 and $14,267, as advertising costs for the period from January 1, 2004 through November 19, 2004 and year ended December 31, 2003, respectively.

Comprehensive Income

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information

The Company has adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131") in the years ended December 31, 2001 and subsequent years. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions on how to allocate resources and assess performance.

Stock Based Compensation

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended December 31, 2002 and subsequent years. As of November 19, 2004, the Company did not have any stock-based compensation.

Net Loss per Share

The Company has adopted Statement of Financial Accounting Standard No. 128, "Earnings Per Share" ("SFAS 128"), specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share have been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants have been excluded as common stock equivalents in the diluted earnings per share because they are either anti dilutive, or their effect is not material. There is no effect on earnings per share information for the period from January 1, 2004 through November 19, 2004 and the year ended December 31, 2003 relating to the adoption of this standard.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss of $106,966 and $159,301 during the period from January 1, 2004 through November 19, 2004 and the year ended December 31, 2003, respectively. The Company's total liabilities exceeded its total assets by $713,638 as of November 19, 2004.

Concentration of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. At November 19, 2004 and December 31, 2003, allowance for doubtful account balance was $39,717and $38,272, respectively.

New Accounting Pronouncements

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS 151, Inventory Costs-an amendment of ARB No. 43, Chapter
4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ." This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.

In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions-an amendment of FASB Statements No. 66 and 67" ("SFAS 152) The amendments made by Statement 152 This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005 with earlier application encouraged. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company will implement the revised standard in the third quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements. Management is assessing the implications of this revised standard, which may materially impact the Company's results of operations in the third quarter of fiscal year 2005 and thereafter.

On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions (" SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under SFAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

NOTE B - PROPERTY, PLANT, AND EQUIPMENT

Property, plant and equipment at November 19, 2004 and December 31, 2003 are as follows:

                                           November 19,     December 31,
                                              2004             2003

Equipment                                  $196,372         $196,372
Computer, furniture and fixtures             75,034           75,034
                                            271,406          271,406

Less:
Accumulated depreciation                    216,277          185,030

Net property and equipment                 $ 55,129         $ 86,376

The total depreciation expense for the period from January 1, 2004 through November 31, 2004 and the year ended December 31, 2003 amounted to $31,247 and $41,244, respectively.

NOTE C - NOTES PAYABLE

Notes payable at November 19, 2004 and December 31, 2003 consists of the following:

                                           November 19,     December 31,
                                              2004             2003

Note payable-State of
Maryland, accrues interest at
0% per annum, unsecured.  In
accordance with a forbearance
agreement signed by the
Company, if the Company
defaults  on any payments, an
additional $181,689 in
interest will be due as of
November 19, 2004                          $421,000         $451,000

NOTE D - JUDGMENT LIABILITY

As of November 19, 2004 and December 31, 2003, a judgment liability totaling $523,215 and $480,557, respectively, including accrued interest at statutory rates, existed against the Company.

NOTE E - COMMON STOCK

The Company is authorized to issue 100,000 shares of common stock, with a par value of $0.01 per share. The Company had issued and outstanding 100,000 shares as of November 19, 2004 and December 31, 2003.

NOTE F - RELATED PARTY TRANSACTIONS

From time to time the Company's officers and shareholders advance funds to the Company. The notes payable-related parties balance outstanding was $ - and $127,471 as of November 19, 2004 and December 31, 2003, respectively. In the period from January 1, 2004 through November 19, 2004; an officer and shareholder forgave the Company's outstanding obligation totally $127,472.

NOTE G - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued liabilities at November 19, 2004 and December 31, 2003 are as follows:

                                           November 19,     December 31,
                                              2004             2003

Accounts Payable                           $61,182          $49,059
Payroll tax liabilities                      4,518            3,160

Total                                      $65,700          $52,219

NOTE H- LOSSES PER SHARE

The following table presents the computation of basic and diluted losses per share as of November 19, 2004 and December 31 2003, respectively:

                                           November 19,     December 31,
                                              2004             2003

Loss available for common shareholders     $(106,966)       $(159,301)
Basic and fully diluted loss per share     $(1.07)          $(1.59)
Weighted average common shares outstanding   100,000          100,000

Net loss per share is based upon the weighted average shares of common stock outstanding.

NOTE I- COMMITMENTS AND CONTINGENCIES

Lease Commitments

Operating Lease Commitments

Company leases approximately 6,875 square feet of office space in Columbia, Maryland at a rate of approximately $8,685 per month. The lease expires on November 30, 2005.

Schedule of future minimum lease payments under operating premises lease at November 19, 2004 are as follows:

2004              $    8,685
2005                  95,535
Total             $  104,220

Rental expenses charged to operations for the period from January 1, 2004 through November 19, 2004 and the year ended December 31, 2003 were $87,734 and $94,939, respectively.

NOTE J - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements for the period from January 1, 2004 through November 19, 2004 and the year ended December 31, 2003, the Company has incurred losses of $106,966 and $159,301, respectively. In addition, the Company has an accumulated deficit of $910,652 and $803,685 at November 19, 2004 and December 31, 2003,
respectively. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to establishing its business and there can be no assurance that Company's efforts will be successful. However, the planned principal operations have not fully commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursuing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its efforts to secure additional equity financing.